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                            STOCK PURCHASE AGREEMENT

                                   dated as of

                                October 31, 1997

                                  by and among

                                THERMATRX, INC.,

                            BSD MEDICAL CORPORATION,

               ORACLE STRATEGIC PARTNERS, L.P., and CHARLES MANKER


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




                            STOCK PURCHASE AGREEMENT



                  STOCK PURCHASE AGREEMENT (the "Agreement") dated as of October 31, 1997, by and among THERMATRX, INC., a Delaware corporation (the "Company"), BSD MEDICAL CORPORATION, a Delaware corporation ("BSD"), ORACLE STRATEGIC
PARTNERS, L.P., a Delaware limited partnership and/or one or more of its affiliates ("Oracle"), and Charles Manker ("Manker") (Oracle and Manker are sometimes collectively referred to as the "Purchasers").

                              W I T N E S S E T H :
                              --------------------


                  WHEREAS, at the Initial Closing (as hereinafter defined),  BSD is contributing certain prostate specific treatment assets, patents and intellectual property as more particularly described on Exhibit A hereto (the "BPH Business Assets") as a capital contribution to the Company and in exchange for capital stock of the Company; and



                  WHEREAS, simultaneously with the exchange by BSD described above, Oracle and Manker are purchasing from the Company, and the Company is selling to Oracle and Manker, the number of shares of the Company's Preferred Stock (as hereinafter defined) as set forth on Exhibit B hereto.



                  NOW, THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      PURCHASE AND SALE OF PREFERRED SHARES

         Section  1.1  Purchase  and  Sale.  On the  terms  and  subject  to the
                       -------------------
conditions set forth in this Agreement, at the Initial Closing and on each Milestone Closing (as such terms are hereinafter defined), the Company will sell and each of Oracle and Manker, will purchase the number of shares of Preferred Stock in the amounts and for the purchase price set forth opposite such Purchaser's name on Exhibit B attached hereto, of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"). The terms and provisions of the Preferred Stock are set forth in the Certificate of Designation of the Company, a true and correct copy of which is attached hereto as Exhibit C (the "Certificate of Designation"). The shares of Preferred Stock purchased pursuant to this Agreement are referred to herein as the "Preferred Shares."

                                   ARTICLE II

                CLOSINGS; CONTRIBUTION OF THE BPH BUSINESS ASSETS




                  Section 2.1       Transactions at the Initial Closing.
                                    -----------------------------------

(a)  Securities to be Purchased at  the  Initial  Closing.
     ----------------------------------------------------
     At the  Intial  Closing,  the  Company  shall  deliver  to  the  Purchasers certificates representing the Preferred Shares sufficient to convey to Purchasers good and marketable title to the Preferred Shares free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto. The aggregate purchase price for the Preferred Shares shall be payable by each of the Purchasers for their number of Preferred Shares at the Initial Closing in cash by either wire transfer of immediately available funds or certified or cashier's check.

(b) Capital  Contribution
    ---------------------
     On the terms and subject to the conditions set forth in this Agreement, at the Initial Closing, BSD agrees to contribute the BPH Business Assets to the Company as a capital contribution. At the Initial Closing, BSD shall deliver assignment documents, sufficient to convey to the Company good and marketable title to the BPH Business Assets free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto. In consideration for such capital contribution, the Company will issue to BSD fifty-four thousand (54,000) shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") resulting in ownership set forth on Exhibit B hereto. The shares of Common Stock issued pursuant to this Agreement are referred to herein as the "Common Shares." At the Initial Closing, the Company shall deliver to BSD certificates representing the Common Shares sufficient to convey to BSD good and marketable title to the Common Shares free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto. The Preferred Shares and the Common Shares are collectively referred to herein as the "Shares". Shares of Common Stock representing twelve and one half (12.5%) percent of the Milestone Closing percentage ownership of the Company shall be reserved for issuance pursuant to the Company's management stock option plan and issued pursuant to Board approval.

(c)Intial Closing; Effective Date
   ------------------------------
     Subject to the terms and conditions set forth herein, the closing of the transactions contemplated by this Agreement (the "Initial Closing") shall take place at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, no later than ten (10) business days after the date hereof, or on such other date and at such other place as may be agreed to by the parties (the "Initial Closing Date"). All proceedings to be taken and all documents to be executed at the Initial Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

                  Section 2.2       Future Funding.
                                    --------------

(a) Milestone Funding Obligation.
    ----------------------------
     Upon receipt by the Company of positive patient data over a six (6) month period, as measured by the American Urology Association ("AUA") or other standard symptom scores, indicating single treatment efficacy and durability in the treatment of benign conditions or diseases (excluding cancer) of the prostate gland (the "Milestone") the Purchasers shall purchase from the Company the additional number of the Company's Preferred Shares at such prices as set forth in Section 2.2(c) hereof. The Purchasers' obligations under this Section 2.2(a) shall be deemed satisfied if the Company obtains equivalent or additional financing from third party sources on terms no less favorable to BSD than the terms contemplated by this Agreement.

(b) Option.
    ------
     At any time, and from time to time in one or more transactions, prior to the consummation of a Milestone Closing (as hereinafter defined), the Purchasers shall have the option (the "Option") to purchase from the Company up to an aggregate amount of the additional number of the Company's Preferred Shares at such prices as set forth in Section 2.2(c). The Purchasers' exercise of its Option and the consummation of the purchase of the total number of Preferred Shares set forth in Section 2.2(c) shall satisfy Purchasers' obligation under
Section 2.2(a).

(c)Securities to be Purchased at Milestone or Option Closing.
   ---------------------------------------------------------
     On the terms and subject to the conditions set forth in this Agreement, at the Milestone or Option Closing, the Company will issue and sell and each of Oracle and Manker will purchase the number of shares of Preferred Stock as set forth opposite such Purchaser's name on Exhibit B attached hereto (collectively, the "Milestone or Option Preferred Shares"). At the Milestone or Option Closing, the Company shall deliver to Purchasers certificates representing the Milestone or Option Preferred Shares sufficient to convey to the Purchasers good and marketable title to the Milestone or Option Preferred Shares free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto. The purchase price payable by each Purchaser for the Milestone or Option Preferred Shares is set forth on Exhibit B hereto, and shall be payable by such Purchaser at the Closing in cash by either wire transfer of immediately available funds or certified or cashier's check.

(d)The Milestone or Option Closing.
   -------------------------------
     The Milestone or Option Closing of the transactions contemplated under this Agreement (the "Milestone or Option Closing") shall take place at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York at 10:00 a.m., New York time, (i) with respect to a Milestone Closing, no later than forty-five (45) days after the Purchasers' receipt of notice from the Company regarding the achievement by the Company of the Milestone, (ii) with respect to an Option Closing, no later than thirty (30) days after the Purchasers have given notice to the Company and BSD of their desire to exercise their option to purchase the Option Preferred Shares, (iii) or at such other place, time or date as may be mutually agreed upon in writing by the parties hereto (the "Milestone or Option Closing Date"). The Initial Closing, Milestone Closing and the Option Closing are sometimes hereinafter referred to as the "Closings". The Initial Closing Date and the Milestone or Option Closing Dates are sometimes hereinafter referred to as the "Closing Dates".

                  Section 2.3       Deliveries.
                                    ----------

(a) Deliveries.
    ----------
     In addition to the provisions of Section 6.1, at each Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                                    1.      A stock certificate representing the
                                            Preferred  Shares  purchased by such
                                            Purchaser,  with all necessary stock
                                            issuance or transfer  stamps affixed
                                            thereto,    duly    completed    and
                                            registered   in  the  name  of  each
                                            Purchaser (as set forth on Exhibit B
                                            hereto) on the stock  transfer  book
                                            of the Company.

                                    2.      The Certificates and documents
                                            contemplated by Article VI;

                                    3.      A   wire   transfer   representing
                                            the Purchasers' legal fees.

                                    5.      Such other documents as the
                                            Purchasers shall reasonably request.

(b) Deliveries by Purchasers.
    ------------------------
     In addition to the provisions of Section 6.2, at each Closing, each Purchaser, severally and not jointly, will deliver or cause to be delivered to the Company, payment of the purchase price in cash by either wire transfer of immediately available funds or certified or cashier's check or in accordance with the Company's instructions (which instructions shall be given to the Purchasers in writing no later than 3 business days prior to each Closing Date).

(c) Legends and Transfer Restrictions.
    ---------------------------------
     The Shares to be delivered by the Company at each Closing shall be subject to certain restrictions on transfer and each certificate representing the Shares shall contain the following legend:

                              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT, IN THE CIRCUMSTANCES, REQUIRED, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE SHARES HAVE BEEN SOLD IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SAID ACT."

                              "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY AS PROVIDED IN A STOCK PURCHASE AGREEMENT DATED AS OF OCTOBER __, 1997 AMONG THE SHAREHOLDERS OF THE COMPANY AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICE."

                  Section 2.4       Registration Rights.
                                    -------------------

                 (a) Demand and "Piggyback" Registration Rights
                     ------------------------------------------

                         (i) Demand Registration Rights
                             --------------------------
     If at any time after the date hereof during which there is no effective registration statement relating to any of the Common Shares, the Company shall be requested in writing by Purchasers holding at least a majority of the Common Shares which would be issuable upon conversion of the Preferred Shares held by such Purchasers to effect the registration under the Securities Act of 1933, as amended (the "Securities Act") of Common Shares, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on a form of general use under the Securities Act, of all Common Shares which the Company has been requested to register. The Company shall not be obligated to cause to become effective more than two (2) registration statements pursuant to which Common Shares are registered under this Section 2.4(a)(i). Notwithstanding the foregoing, if the Company shall furnish to the Purchasers requesting a registration under this Section 2.4(a)(i) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request by the Purchasers; provided, however, that the Company may not utilize this right more than once in any 12-month period. In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.4(a)(i) during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 120 days after the effective date of, a registration subject to Section 2.4(a)(ii) hereto; provided that the Company is actively employing in good faith its best efforts to cause such registration statement to be filed and thereafter to become effective.

(ii) "Piggyback" Registration Rights.
     -------------------------------
     The Company shall, at least thirty (30) days prior to the filing of any registration statement under the Securities Act (other than a registration statement on Form S-8 or Form S-4 or any successor forms) relating to the public offering of its Common Stock by the Company or any of its security holders, give written notice of such proposed filing and of the proposed date thereof to the Purchasers and BSD, and if, on or before the twentieth (20th) day following the date on which such notice is given, the Company shall receive a written request from a Purchaser or BSD requesting that the Company include among the securities covered by such registration statement some or all of the Common Shares held by or to be held after conversion by such Purchaser or BSD, the Company shall, subject to Section 2.4(b) hereof, include such Common Shares in such registration statement, if filed, so as to permit such Common Shares to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request.

(b) Terms and Conditions of Registration.
    ------------------------------------
     Except as otherwise provided herein, in connection with any registration statement filed pursuant to Section 2.4(a) herein, the following provisions shall apply:

                                 (i)  If  such   registration   statement  shall
be filed pursuant to Section 2.4(a)(ii) hereof and if the managing underwriter advises the Company in writing that the inclusion in such registration of some or all of the Common Shares sought to be registered by the Purchasers creates a substantial risk that the proceeds or price per share that will be derived from such registration will be reduced or that the number of shares to be registered at the insistence of the Purchasers, plus the number of shares of Common Stock sought to be registered by the Company and any other stockholders of the Company is too large a number to be reasonably sold, then, in such event, the number of shares sought to be registered for the Company and the other stockholders of the Company having registration rights, as applicable, shall be reduced, pro rata in proportion to the number of shares sought to be registered to the number of shares recommended be sold by the managing underwriter.

                                (ii)  If   requested   by  the   Purchasers   in
connection with a registration statement filed pursuant to Section 2.4(a)(i), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, the Purchasers and the underwriters, and to contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in such agreements used by the managing underwriter, including, without limitation, restrictions of sales of Common Stock or other securities by the Company as may be reasonably agreed to between the Company and such underwriters, and indemnities and rights to contributions to the effect and to the extent provided in Sections 2.4(c) and 2.4(d) hereof. The Purchasers shall be a party to any underwriting agreement relating to an underwritten sale of their Common Shares and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters, shall also be made to and for the benefit of the Purchasers. All representations and warranties of the Purchasers shall be made to or for the benefit of the Company.

                               (iii) The Company shall provide a transfer  agent
and registrar (which may be the same entity) for the Common Shares, not later than the effective date of such registration.

                                (iv)  All  expenses  in   connection   with  the
preparation and filing of a registration statement filed pursuant to Section 2.4(a) shall be borne solely by the Company, except for any transfer taxes payable with respect to the disposition of such Common Shares, and any underwriting discounts and selling commissions applicable solely to such sales of Common Shares, which shall be paid by the Purchasers of the Shares being registered.

                                 (v) The Company  shall use its best  efforts to
cause all of the shares covered by such registration statement to be listed on NASDAQ or on such other securities exchange as such shares may then be listed, on which similar shares are listed for trading, if the listing of such registered shares is permitted by such exchange.

                                (vi)   Following  the  effective  date  of  such
registration statement, the Company shall, upon the request of the Purchasers, forthwith supply such number of prospectuses (including exhibits thereto and preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by the Purchasers to permit the Purchasers to make a public distribution of their Common Shares.

                                (vii) (A) Each Purchaser agrees that it will not
effect  any sales of Common  Shares  pursuant  to a  registration  described  in
Section 2.4(a) after such Purchaser has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event (as defined in Section 2.4(b)(vii)(B) below) until the Company provides notice to such Purchaser that all Suspension Events have ceased to exist. In addition, each Purchaser agrees that it will not effect any sales of Common Shares pursuant to a registration described in Section 2.4(a) after such Purchaser has received notice from the Company to suspend sales because the registration statement pursuant to which such sale is to be effected, and the related prospectus or any supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, until the Company notifies such Purchaser that the misstatement or omission has been corrected. The Company hereby covenants and agrees that it will use its best efforts to correct any such misstatement or omission, or to cure any Suspension Event, and that it will give immediate notice to the Purchasers of such correction or cure.

                                (B) Notwithstanding anything to the contrary set
forth in this Agreement, the Company's obligation to file a registration statement pursuant to Section 2.4(a) hereof and make any filings with any state securities authority, to use its best efforts to cause a registration statement or any state securities filings to become effective, or to amend or supplement such a registration statement or any state securities filings shall be temporarily suspended in the event of and during a Suspension Event. A "Suspension Event" shall exist at such times that (i) the Company is conducting an underwritten primary offering and is advised by the underwriters therein that sale of Common Shares under the registration statement filed pursuant to Section 2.4(a) hereof would have a material adverse effect on the Company's offering, or
(ii) negotiations and/or consummation are pending relating to a transaction or the occurrence of some other event (x) where any of the foregoing would require disclosure under applicable securities laws of material information in a registration statement (or any other document incorporated into a registration statement by reference) or such state securities filings and (y) as to which the Company has a bona fide business purpose, as determined in good faith by its

Board of Directors, for preserving confidentiality or which renders the Company unable to comply with the Securities and Exchange Commission's (the "Commission") requirements. Suspension of the Company's obligations pursuant to this Section 2.4(b)(vii)(B) shall continue only for so long as a Suspension Event is continuing. The Company shall notify each Purchaser immediately after any Suspension Event occurs or ceases to exist.

                                (viii) The Purchasers may select the underwriter
or underwriters, if any, who are to undertake any offering and distribution of the Common Shares to be included in a registration statement filed under the provisions of Section 2.4(a)(i) hereof, subject to the Company's prior approval of the underwriter, which approval shall not be unreasonably withheld.

                                (ix) The Company  shall use its best  efforts to
register the Common Shares covered by any such registration statements filed pursuant to Section 2.4(a) under such securities or Blue Sky laws in addition to those in which the Company would otherwise sell shares, as the Purchasers shall request, except that neither the Company nor the Purchasers shall for any such purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified. The fees and expenses incurred in connection with such registration shall be borne by the Company.

                                 (x) The Purchasers  shall  cooperate fully with
the Company and provide the Company with all information reasonably requested by the Company for inclusion in the registration statement or as necessary to comply with the Securities Act. The Company shall cooperate fully with any underwriters selected by the Purchasers and counsel to such underwriters, and shall provide reasonable and customary access to the Company's books and records (upon receipt from such underwriters of customary confidentiality agreements) in order to facilitate such underwriters' review and examination of the Company in connection with such underwriting.

                                (xi) The Company shall notify the Purchasers, at
any time after effectiveness when a prospectus relating thereto is required to be delivered under the Securities Act within the period mentioned in subdivision
(vii) of this Section 2.4(b), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, the Purchasers shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of the Purchasers prepare and furnish the Purchasers as promptly as practicable, but in any event within 90 days, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                               (xii) The Company shall furnish to the Purchasers
at the time of the disposition of the Common Shares, a signed copy of an opinion of the Company's regular in-house or outside general counsel, or other counsel of the Company's selection reasonably acceptable to, and which opinion shall be reasonably satisfactory in form and substance to, the Purchasers to the effect that: (a) a registration statement covering such Common Shares has been filed with the Commission under the Securities Act and has been declared effective by order of the Commission, (b) said registration statement and prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention (after due inquiry) which would cause such counsel to believe that either said registration statement or such prospectus (other than the financial statements contained therein, as to which such counsel need not express any opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, in light of the circumstances under which they were made) not misleading, (c) after due inquiry such counsel knows of no legal or governmental proceedings required to be described in such registration statement or prospectus which are not described as required, or of any contracts or documents of a character required to be described in such registration statement or such prospectus to be filed as an exhibit to such registration statement or to be incorporated by reference therein which are not described and filed as required and (d) to such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company (copies of which shall be delivered to the Purchasers).

                              (xiii) The  Company  will use its best  efforts to
comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent it shall be required to do so pursuant to such sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any of the Company's Common Stock held by the Purchasers. The Company will also cooperate with the Purchasers in supplying such information and documentation as may be necessary for the Purchasers to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Company's Common Stock held by the Purchasers.

 .                 (c)         Indemnification
                              ----------------

                                (i) In the  event  of  the  registration  of any
Common Shares of the Company under the Securities Act pursuant to the provisions of Sections 2.4(a), the Company agrees to indemnify and hold harmless the Purchasers, each underwriter, broker or dealer, if any, and their respective directors, officers and employees, of such Common Shares, and each other person, if any, who controls the holders of the Shares or the Common Shares (or a permitted assignee thereof), such underwriter, broker or dealer within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Purchasers (and as applicable) its directors, officers or employees, or such underwriter, broker or dealer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Common Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration and will reimburse the Purchasers, each such underwriter, broker or dealer and controlling person, and their respective directors, officers or employees, for any legal or other expenses reasonably incurred by the Purchasers or such underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Purchasers and as applicable, such Purchasers' directors, officers or employees, or such underwriter, broker, dealer or controlling person for use in the preparation thereof. Such indemnity shall remain in full effect irrespective of any investigation by any person indemnified above.

                              (ii)  In  the  event  of the  registration  of any
Common Shares of the Purchasers under the Securities Act for sale pursuant to the provisions of this Agreement, the Purchasers agree to indemnify and hold harmless the Company, its directors, officers and employees, from and against any losses, claims, damages or liabilities, joint or several, to which the Company, its directors, officers or employees, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Common Shares, or any amendment or supplement thereto, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by the Purchasers for use in the preparation thereof. Such indemnity shall remain in full effect irrespective of any investigation by any person indemnified above.

                              (iii) Promptly after receipt by a person  entitled
to indemnification under this Section 2.4(c) (for purposes of this Section 2.4(c), an "Indemnified Party") of notice of the commencement of any action or claim relating to any registration statement filed under Section 2.4(a) or as to which indemnity may be sought hereunder, such Indemnified Party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (for purposes of this Section 2.4(c), an "Indemnifying Party"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the failure to so notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnifying Party otherwise than pursuant to the provisions of this Section 2.4(c) and shall also not relieve the Indemnifying Party of its obligations under this Section 2.4(c), except to the extent that the Indemnifying Party is damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and it notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no Indemnifying Party and no Indemnified Party shall enter into any settlement agreement which would impose any liability on such other party or parties without the prior written consent of such other party or parties.

                        (d) Contribution. If the indemnification provided for in
Section 2.4(c) hereof is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Purchasers on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchasers on the one hand and the underwriters on the other from the offering of the Common Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Purchasers on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Purchaser on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Purchaser in connection with such statements or omissions, as well as any other relevant equitable considerations.

                                In  no  event  shall  the   obligation   of  any
Indemnifying Party to contribute under this Section 2.4(d) exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 2.4(c) hereof had been available under the circumstances.

                                The amount  paid or  payable  by an  Indemnified
Party as a result of the losses, claims, damages and liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.4(d), no Purchaser or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of a Purchaser, the net proceeds received by such Purchaser from the sale of Common Shares or (ii) in the case of an underwriter, the total price at which the Common Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Purchaser or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                        (e) Survival. The indemnity and contribution agreements contained in this Section 2.4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Common Shares.

                        (f) Future Registration Rights. Until such time as a registration has been declared effective by the Commission, the Company shall not grant to any third party any registration rights equal to or more favorable than those contained in this Section 2.4; provided, however, that the foregoing prohibition shall not prevent the Company from granting to a third party specific registration rights that are equal to those contained in this Section 2.4, as long as all of the registration rights granted to such third party, taken as a whole, are less favorable to the third party that those granted to the Purchasers herein. In the event that a registration shall fail to remain effective (or a stop order shall be entered with respect thereto) while any of the Common Shares remain unsold, the provisions of this Section 2.4(f) shall become applicable once again.

                        (g) Remedies. The Purchasers and each holder of Common Shares, in addition to being entitled to exercise all rights hereto and all other rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In addition to the foregoing, if the Company fails to comply with the registration obligations of this Article II or if the Company files a registration statement to be in technical compliance with the requirements of this Article II, but such filed registration statement lacks, in material respects, the information required to be contained in the form of such registration statement, the Company shall be fully liable for any and all losses incurred or suffered by the Purchasers as a result of such failure together with payment of liquidated damages to the Purchasers in the amount of Seventy Five Thousand ($75,000) Dollars for every thirty (30) days that the Company is in default of this Section.


                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BSD

                  In order to induce the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, the Company with respect to its status and BSD with respect to the BPH Business Assets, hereby represent and warrant, severally, to the Purchasers as follows:

                  Section 3.1 Corporate Existence and Power. (a) BSD is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers required to carry on its business as now conducted. BSD is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on BSD. For purposes of this Agreement, the term "Material Adverse Effect" means, with respect to any person or entity, a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects of such person or entity. Each jurisdiction in which BSD is so qualified is listed on Schedule 3.1(a) hereto. BSD has the requisite power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted. True and complete copies of BSD's Certificate of Incorporation, as amended, and Bylaws, as amended, have previously been provided to the Purchasers.

                        (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and the failure to so qualify would not have a Material Adverse Effect on the Company. Each jurisdiction in which the Company is so qualified is listed on Schedule 3.1(b) hereto. Prior to the date hereof, the Company has had no properties and has not conducted any business.

                  Section  3.2  Authorization.   The  execution,   delivery  and
performance by each of the Company and BSD of this Agreement, and the consummation of the transactions contemplated hereby (including, but not limited to, the sale, issuance and delivery of the Shares by the Company, the subsequent issuance of any additional securities of the Company as payment of dividends on the Shares, when, if and as declared by the Board of Directors of the Company, and the subsequent issuance of the Common Shares upon conversion of the Preferred Shares) have been duly authorized and no additional action is required for the approval of this Agreement. This Agreement constitutes the legal, valid and binding agreement of each of the Company and BSD enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  Section 3.3 Governmental Authorization. The execution, delivery and performance by each of the Company and BSD of this Agreement, and the consummation of the transactions contemplated hereby (including, but not limited to, the sale, issuance and delivery of the Shares by the Company, the subsequent issuance of additional Shares as payment of the dividends on the Shares, when, if and as declared by the Board of Directors of the Company, and the subsequent issuance of the Common Shares upon conversion of the Preferred Shares) by the Company and BSD require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

                  Section 3.4 Non-Contravention. Except as set forth on Schedule 3.4, the execution, delivery and performance by each of the Company and BSD of this Agreement, and the consummation by each of the Company and BSD of the transactions contemplated hereby do not and will not (a) contravene or conflict with the Certificate of Incorporation, Certificate of Designation and Bylaws of the Company or the Certificate of Incorporation and Bylaws of BSD; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or to BSD relating to the BPH Business Assets, (c) constitute a default under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Company or upon BSD with respect to the BPH Business Assets or under any material license, franchise, permit or other similar authorization held by the Company or by BSD with respect to the BPH Business Assets; or (d) result in the creation or imposition of any Lien (as defined below) on any material asset of the Company or the BPH Business Assets. For purposes of this Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

                  Section 3.5 Compliance with Law. To the knowledge of the Company and BSD, each of BSD, with respect to the BPH Business Assets, and the Company is in compliance in all material respects with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to its operations. There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Company or against any of its properties or businesses or against BSD that will have a Material Adverse Effect on the Company or the BPH Business Assets.

                  Section 3.6 No Defaults. Each of the Company and BSD is not, nor has either received notice that it would be with the passage of time, giving of notice, or both, (i) in violation of any provision of its Certificate of Incorporation (including any Certificates of Designation) and Bylaws (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to BSD (with respect to the BPH Business Assets) or the Company or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Company or BSD (with respect to the BPH Business Assets) is a party or by which the Company or its properties or assets may be bound or by which BSD (with respect to the BPH Business Assets) may be bound.

                  Section 3.7 Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Company or BSD, threatened against the Company or BSD, which could, individually or in the aggregate, have an adverse effect on the Company or the BPH Business Assets or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, or which is likely to lead to a claim, damages payment, settlement, loss, liability, cost or expense to the Company or to BSD with respect to the BPH Business Assets. To the best knowledge of the Company and BSD, there is no basis for the assertion of any of the foregoing.

                  Section 3.8 Absence of Certain Changes. Since May 8, 1997 (the "Determination Date"), BSD has conducted its business, to the extent such business utilizes or relates to or includes the BPH Business Assets in the ordinary course and to its knowledge there has not occurred:

                              (a) Any event  that  would  result  in a  Material
Adverse Effect on the BPH Business Assets;

                              (b) Any damage,  destruction  or loss,  whether or
not covered by insurance, that would, individually or in the aggregate, have a Material Adverse Effect on the BPH Business Assets;

                              (c) Any (i) incurrence, assumption or guarantee by
BSD of any debt for borrowed money involving the BPH Business Assets; (ii) sale, assignment or transfer of any of its intangible assets that are part of the BPH Business Assets except in the ordinary course of business, or cancellation of any debt or claim relating to the BPH Business Assets; (iii) waiver of any right (with respect to the BPH Business Assets) of substantial value whether or not in the ordinary course of business; (iv) other commitment (contingent or otherwise), with respect to the BPH Business Assets, to do any of the foregoing.

                              (d) Any creation or  assumption by BSD of any Lien
on any of the BPH Business Assets;

                              (e) Any entry into, amendment of,  relinquishment,
termination or non-renewal by BSD of any contract, license, lease, transaction, commitment or other right or obligation relating to the BPH Business Assets, other than in the ordinary course of business;

                              (g) Any  transfer or grant of a right with respect
to the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by BSD relating to the BPH Business Assets; or

                              (h) To the best knowledge of BSD, any agreement or
arrangement made by BSD to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this Article III untrue or incorrect as of the date when made.

                  Section 3.9 No Undisclosed Liabilities. Except for liabilities and obligations incurred in the ordinary course of business since the Determination Date, as of the date hereof, (i) BSD, with respect to the BPH Business Assets, does not have any liabilities or obligations (absolute, accrued, contingent or otherwise) and (ii) to BSD's knowledge, there has not been any aspect of the prior or current conduct of the business of BSD, with respect to the BPH Business Assets, which may form the basis for any claim by any third party which if asserted could result in any such liabilities or obligations, which are not fully reflected, reserved against or disclosed in the consolidated balance sheet of the BSD. Schedule 3.9 lists all accounts payable of BSD with respect to the BPH Business Assets as of the date hereof in excess of $500.00 to any one payee. All indebtedness reflected in BSD's financial statements, with respect to the BPH Business Assets or on Schedule 3.9 (for indebtedness or which has arisen after the Determination Date) has arisen in the ordinary course of business and represents valid indebtedness of BSD. As used herein, the term "indebtedness" means all items which, in accordance with generally accepted accounting principles, would be included in the consolidated balance sheet of BSD as indebtedness or which has arisen after the Determination Date in the ordinary course of business and represents valid indebtedness of BSD.

                  Section 3.10 BSD Inventory. BSD is not transferring any inventory to the Company, however, BSD represents and warrants that it owns sufficient inventory to provide at least six (6) "BSD 50" systems to the Company. BSD will not dispose of such inventory without giving the Company the opportunity to purchase any such inventory.

                  Section 3.11 Taxes. Except where a breach of the provisions of this Section 3.11 would not have a Material Adverse Effect on the BPH Business
Assets:

                              (a)   All tax  returns,  statements,  reports  and
forms (including estimated tax returns and reports and information returns and reports) required to be filed with any taxing authority with respect to any taxable period ending on or before the subject Closing Date by or on behalf of BSD have been or will be filed when due (including any permitted extensions of such due date); provided, however, that BSD shall not be in breach of this
Section 3.11(a) in respect of tax liabilities which BSD is contesting in good faith with the relevant tax authorities, subject to BSD having made sufficient reserves of funds in order to satisfy such tax liabilities in full.

                              (b)  BSD  has  timely   paid,   withheld  or  made
provision on its books for all taxes due and payable by BSD.

                              (c) There  are no Liens for taxes  upon any of the
BPH Business Assets and, to the best knowledge of BSD, there are no such Liens threatened or anticipated to be placed upon any of the BPH Business Assets.

                  Section 3.12 Interest of Officers, Directors and Other Affiliates. Schedule 3.12 sets forth a description of any interest held, directly or indirectly, by any officer, director or other affiliate of the Company or BSD in any property, real or personal, tangible or intangible, used in or pertaining to the Company's business or the BPH Business Assets, including any interest in the Intellectual Property (as defined in Section 3.13 hereof).

 .                 Section 3.13   Intellectual Property

                              (a) To the knowledge of the Company,  the business
as currently proposed to be conducted by the Company will not cause the Company to infringe or violate any patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity.

                              (b)  To  the   knowledge   of  BSD,  the  business
conducted by BSD as it relates to the BPH Business Assets does not and will not, when transferred to the Company, cause the Company to infringe or violate any patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity.

                              (c)  Schedule  3.13 sets  forth a  listing  of all
patents, trademarks, trade names, service marks, trade secrets, formulae, processes, copyrights, franchises or other intellectual property, and all applications for any of the foregoing, owned or licensed by BSD or in which BSD has any interest and which is part of the BPH Business Assets (the "Intellectual Property"), as well as the owners thereof, the parties to all licenses and applicable royalties and terms thereof. Except as set forth on Schedule 3.13, the Intellectual Property is free of any unresolved ownership disputes or threats with respect to any third party.

                              (d)  Except as set  forth on  Schedule  3.13,  the
Company or BSD, as the case may be, owns or possesses the exclusive right to use all of the Intellectual Property and no claim is pending, or to the best knowledge of the Company or BSD, as the case may be, threatened, to the effect that the operations of the Company or BSD, as the case may be, infringe upon or conflict with the asserted rights of any other person and there is no basis for any such claim.

                              (e) The  Company  or BSD,  as the case may be, has
taken all measures it deems reasonable to maintain the Intellectual Property in full force and effect. To the best of BSD's knowledge, none of the processes and formulae, research development results and other know-how relating to the business or operations of the Company or of BSD with respect to the BPH Business Assets, the value of which is contingent upon maintenance of the confidentiality thereof, has been disclosed to any person or entity other than employees of BSD or the Company.

                              (f) The Company currently  possesses all licenses,
sublicenses and permits required to operate the business of the Company. Except where such failure to possess would not have a Material Adverse Effect, BSD currently possesses all licenses, sublicenses and permits required to operate or use the BPH Business Assets.

                              (g) To the Company's and BSD's  knowledge,  except
as set forth on Schedule 3.13, there are no infringers of the Intellectual Property and the Company or BSD has not learned of or communicated with any third party considered by the Company or BSD to be actually or possibly infringing on any of the Intellectual Property in any material respect. Except as set forth on Schedule 3.13, no part of the Intellectual Property breaches, violates, infringes or interferes with any rights of any third party or requires payment for the use of any patent, trade name, trade secret, trade-mark, copyright or other intellectual property right or technology of another.

                              (h) Attached  hereto as Exhibit D is a Transfer of
Trade Secrets Agreement, by and between Vitek, Incorporated and Ronald R. Bowman and Bio-Systems Design, Incorporated (now known as BSD), dated July 1, 1979, whereby, among other things, BSD has acquired the exclusive rights to a temperature probe (the "Bowman Agreement"). BSD has delivered to Purchasers true and complete copies of the Bowman Agreement and all amendments thereto. The Bowman Agreement is in full force and effect and BSD has the full right, power and authority to sublicense its rights thereunder to the Company.

                  Section 3.14 Tangible Property. There is no tangible property that is included as part of the BPH Business Assets. BSD (with respect to its operation of the BPH Business) has not received any notice that it is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation. During the past five years there has not been any significant interruption of BSD's BPH Business.

                  Section 3.15 Vendors and Customers. BSD, with respect to its BPH Business, has satisfactory relations and has engaged in no actions to jeopardize such satisfactory relations with its vendors, customers and the corporations, partnerships, and individuals whose products are offered for sale by BSD. No facts, circumstances or conditions exist which create a reasonable basis for believing that the Company will be unable to continue the relationship with such vendors and customers on substantially the same terms and conditions as currently exist with BSD when the BPH Business Assets are transferred to the Company.

                  Section 3.16 Preemptive Rights. The issuance of the Shares as contemplated hereby will not be subject to any preemptive rights.


                  Section 3.17 Insurance. Schedule 3.17 sets forth a true and complete list of all insurance policies providing insurance coverage of any nature relating to the BPH Business Assets. Such policies are sufficient for compliance by BSD with all requirements of law, such that the failure to comply would not have a Material Adverse Effect on the BPH Business Assets, and all material agreements to which BSD with respect to the BPH Business Assets is a party or by which it is bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and BSD has complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to BSD an intention to cancel any such policy. BSD has no claim pending against any of the insurance carriers under any of such policies and there has been no actual or alleged occurrence of any kind which may give rise to any such claim.

                  Section  3.18  Subsidiaries.  Except as set forth on  Schedule
3.18 the Company and BSD have no subsidiaries.

                  Section 3.19 Capitalization. Immediately prior to the Initial Closing the authorized capital stock of the Company consists of (i) One Million (1,000,000) shares of Common Stock, par value $.001 per share, none of which are issued and outstanding and (ii) One Million (1,000,000) shares of Preferred Stock, par value $.01 per share, none of which are issued and outstanding. Exhibit B includes a capitalization table setting forth the capitalization of the Company on the Initial Closing Date and on the Milestone or Option Closing Date. No other shares of capital stock have been authorized or issued. All shares of the Company's outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable and the Shares, when issued and paid for at the Initial Closing, will be duly authorized, validly issued, fully paid and nonassessable. The Company has reserved (x) out of its authorized but unissued shares of Common Stock, solely for issuance upon the conversion of the Shares (including shares of Preferred Stock issued in respect of dividends on the Shares), such number of shares of Common Stock as shall from time to time be issuable upon conversion of all shares of Preferred Stock at the time outstanding, and (y) out of its authorized but unissued shares of Preferred Stock, solely for issuance in respect of the payment of dividends, a sufficient number of shares of Preferred Stock to pay such dividends when, if and as declared by the Board of Directors of the Company. Upon the issuance of shares of Common Stock upon conversion of the Preferred Stock, and upon the issuance of shares of Preferred Stock in payment of dividends on the Preferred Stock, when, if and as declared by the Board of Directors of the Company, such shares of Common Stock and Preferred Stock, as the case may be, shall be duly authorized, validly issued, fully paid and nonassessable. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in its Certificate of Incorporation or the Certificate of Designation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable.

                  Section 3.20 Rights, Warrants, Options. Except as set forth on
Schedule 3.20 there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Company; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Company; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Company of any capital stock or other equity interests of the Company, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights.

                  Section 3.21 Employees and Employment Agreements

                        (a)  Employment  Agreements.  Except  as  set  forth  in
Schedule 3.21 there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between BSD and any officer, director, consultant or employee of BSD (the "Employment Agreements") that would affect BSD's ability to perform its obligations under the Consulting Agreement referred to in Section 6.1(j) hereof. Except as set forth in Schedule 3.21 the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Company are such that their employment or engagement may be terminated upon not more than two weeks notice given at any time without liability for payment of compensation or damages and the Company has not entered into any agreement or arrangement for the management of its business or any part thereof other than with its directors or employees.

                        (b) Employees. (i) No employee, consultant or agent of The Company or of BSD is, or to the Company's or BSD's knowledge, will be, based upon the business and activities taken or proposed to be taken by the Company, in violation of any term of any employment contract, confidentiality or non-disclosure agreement or any other contract, agreement, commitment or understanding relating to the relationship of such employee, consultant or agent with the Company or any other party.

                              (ii) Each  significant  employee or  consultant of
the Company or of BSD with access to confidential or proprietary information of the Company or of the BPH Business Assets has executed an agreement obligating such employee, consultant, contractor or agent to hold confidential such proprietary information.

                              (iii) The Company is not aware that any officer or
key employee intends to terminate employment with the Company. Except for Steve Hanka, BSD is not aware that any officer or key employee who works for BSD with respect to the portion of BSD's business that includes the BPH Business Assets intends to terminate employment with BSD.

                  Section 3.22  Agreements.  Schedule 3.22 sets forth all of the following contracts and other agreements to which the Company or to which BSD, with respect to the BPH Business Assets, is a party or by or to which it or its assets or properties are bound or subject: (i) contracts and other agreements with any current or former officer, director, employee, consultant or shareholder; (ii) agreements with any labor union or association representing any employee: (iii) contracts and other agreements for the sale of publications or other materials, supplies, equipment, merchandise or services; (iv) contracts and other agreements for the purchase or acquisition of materials, supplies, equipment, merchandise or services; (v) licenses or royalty agreements or similar contracts, including the Bowman Agreement; (vi) warehousing, distributorship, depository, representative, management, marketing, sales agency, printing or advertising agreements; (vii) contracts and other agreements for the sale of any of its assets or properties other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets or properties; (viii) joint venture agreements relating to the assets, properties or business of the Company or BSD or by or to which it or its assets or properties are bound or subject; (ix) contracts or other agreements under which it agrees to indemnify any party, to share the tax liability of any party or to refrain from competing with any party; or (x) any other material contract or other agreement whether or not made in the ordinary course of business. All of the contracts and other agreements set forth on
Schedule 3.22 and elsewhere referred to in this Agreement are in full force and effect and the Company or BSD, as the case may be, has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder, and is not in default under any of them, nor is any other party to any such contract or other agreement in default thereunder, nor does any condition exist which with notice or lapse of time or both would constitute a default thereunder. Except as separately identified on
Schedule 3.22 neither the Company nor BSD is a party to or bound by any contract or other agreement which either individually or in the aggregate materially and adversely affects its assets, properties, business, or condition, financial or otherwise, or which was entered into other than in the ordinary course of its business. Except as separately identified on Schedule 3.22 no approval or consent of any person is needed in order that the contracts or other agreements set forth on Schedule 3.22 and other Schedules and Exhibits hereto continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Except as otherwise noted in Schedule 3.22 each of the contracts or other agreements referred to in clause (i) of this Section
3.22 can be terminated upon not more than one year's notice without payment of premium or penalty or any other kind of payment.

                  Section 3.23 Absence of Certain Business Practices. Neither the Company nor BSD (with respect to the BPH Business Assets), nor, to the Company's or BSD's best knowledge, any affiliate of the Company or BSD (with respect to the BPH Business Assets), any agent of the Company or BSD (with respect to the BPH Business Assets), any other person acting on behalf of or associated with the Company or BSD (with respect to the BPH Business Assets), or any individual related to any of the foregoing persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other person with whom the Company or BSD has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other person who is or may be in a position to help or hinder the business of the Company or BSD (or assist the Company or BSD in connection with any actual or proposed transaction) which
(i) may subject the Company or BSD to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Company or BSD or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Company or BSD or subject the Company or BSD to suit or penalty in any private or governmental litigation or proceeding.

                  Section 3.24      Services or Products

                        (a) To the best knowledge of the Company and BSD (with respect to the BPH Business Assets), there exists no set of facts (i) which could furnish a basis for the recall, withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency with respect to any service or product developed or provided by the Company or by BSD with respect to the BPH Business Assets (a "Service or Product"), (ii) which could furnish a basis for the withdrawal, suspension or cancellation by order of any state, federal or foreign court of law of any Service or Product, or (iii) which could have an adverse effect on the continued operation of any facility of the Company or of BSD, with respect to the BPH Business Assets or which could otherwise cause the Company or BSD, with respect to the BPH Business Assets, to withdraw, suspend or cancel any such Service or Product from the market or to change the marketing classification of any such Service or Product.

                        (b) Each Service or Product provided by Company or by BSD (with respect to the BPH Business Assets) has been provided in accordance with the specifications under which such Service or Product normally is and has been provided and the provisions of all applicable laws or regulations including, without limitation, those of the United States Food and Drug Administration ("FDA").

                        (c) Copies of all material correspondence received or sent by or on behalf of Company or BSD (relating to the BPH Business Assets) from or to the FDA or any other governmental regulatory agency, including, without limitation, any inspection reports or notices, have been previously delivered to the Purchasers.

                  Section 3.25  Environmental  Matters.  None of the premises or any other property used by the Company or BSD in the past has been used by the Company or BSD (with respect to the BPH Business Assets) or, to the Company's and BSD's knowledge after due inquiry, any other person to manufacture, treat, store, or dispose of any hazardous substance or any other regulated material, and, to the best of Company's and BSD's knowledge after due inquiry, such property is free of all such substances and materials. The Company and BSD (with respect to the BPH Business Assets), and any other person for whose conduct it may be responsible, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any waste, pollutant or toxic, hazardous or other regulated substance (including, without limitation, asbestos, radioactive material and pesticides) or to any other actions, omissions or conditions affecting the environment (the "Environmental Laws"). Neither the Company nor BSD (with respect to the BPH Business Assets), nor any other person for whose conduct it may be responsible has received any complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Company's and BSD's knowledge, threatened against the Company or any such person with respect to any violation or alleged violation of the Environmental Laws, and there is no basis for the institution of any such proceeding, suit or investigation.

                  Section   3.26   Licenses;    Compliance    With    Regulatory
Requirements. To the knowledge of the Company and BSD, BSD's transfer of the BPH Business Assets will also include all licenses, franchises, ordinances, authorizations, permits, certificates, variances, exemptions, orders and approvals, domestic or foreign which are material to the operation of the business of the Company and the operation and use of the BPH Business Assets (collectively, the "Licenses"). To the best knowledge of the Company and BSD, the Company and BSD (with respect to the BPH Business Assets) are in compliance with, and have conducted their business so as to comply with, the terms of their respective Licenses and with all material applicable laws, rules, regulations, ordinances and codes, domestic or foreign, including laws, rules, regulations, ordinances and codes relating to the protection of the environment. Neither the Company nor BSD (with respect to the BSD Business Assets) has engaged in any activity that would cause revocation or suspension of any material Licenses. No action or proceeding looking to or contemplating the revocation or suspension of any of such Licenses is pending, or, to the knowledge of the Company or BSD, threatened.

                  Section 3.27. The copies of the Certificate of Incorporation, Certificate of Designation and By-laws of the Company and copies of the Certificate of Incorporation and By-laws of BSD, and all amendments to each, which have been delivered to the Purchasers, are true, correct and complete. The minute and stock books of the Company and BSD, which have been delivered to the Purchasers, are true, correct and complete and contain true and complete records of all meetings and consents in lieu of meetings of the Board of Directors (and any committees thereof) since the time of its organization.

                  Section 3.28 Brokers. Except for payment directly by the Company to Ambient Capital Group, Inc. of $125,000.00 at the Initial Closing and $125,000.00 which will be payable directly by the Company to Ambient Capital Group, Inc. at the Milestone Closing, the Company has not made any commitments to pay any brokerage, finder's or other fees or commissions in connection with the transactions contemplated by this Agreement. If any additional such fees or commissions are payable to Ambient Capital Group, Inc. they will be the sole obligation of BSD.

                  Section 3.29 Arm's Length Transactions. Each of the agreements entered into by the Company and by BSD (with respect to the BPH Business Assets) have been entered into in good faith and represent transactions that are no more favorable to the parties thereto than would be available in an arm's length transaction between such parties. Except as set forth on Schedule 3.29, there are no Related Person Transactions (as defined in Section 5.2.2 hereof).

                  Section 3.30 Liens. BSD owns outright and upon the Initial Closing will transfer to Company good and marketable title to all of the BPH Business Assets free and clear of any Lien except for (i) properties disposed of, or subject to purchase or sales orders, in the ordinary course of business since the Determination Date; (ii) Liens securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, which are not yet due and payable; or (iii) minor Liens of a character which do not substantially impair the BPH Business Assets or materially detract from the business conducted thereby.

                  Section 3.31 Regulatory Matters. True and complete copies of all letters and other written communications between BSD or the Company and the FDA which relate to the BPH Business Assets ("Regulatory Matters") have been delivered to the Purchasers. To the knowledge of the Company and BSD there is no pending Regulatory Matter which has or may reasonably be expected to have, a Material Adverse Effect upon BSD's ability to develop, test, manufacture or distribute products or which could reasonably be expected to have a Material Adverse Effect upon the Company or upon BSD, in each case with respect to the BPH Business Assets. To the Company's and BSD's best knowledge, BSD and the Company are in compliance with all requirements of the FDA and other regulatory authorities applicable to the conduct of their respective businesses as currently conducted, except where the failure so to comply would not reasonably be expected to have a Material Adverse Effect as described in the preceding sentence.

                  Section 3.32 Disclosure. No representation or warranty made by the Company or BSD in this Agreement, including any exhibits or schedules hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished. To the best of BSD's knowledge, except as disclosed in Schedule 3.32, there is no material event, fact or condition (other than general business or economic conditions which affect businesses generally or adverse FDA rulings) that materially adversely affects the proposed business of the Company or the BPH Business Assets, or that reasonably could be expected to do so, that has not been set forth in this Agreement or in the Exhibits or Schedules attached hereto.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                                 THE PURCHASERS

                  Each Purchaser, as the case may be, severally and not jointly, hereby represents and warrants to the Company and BSD as follows:

                  Section 4.1 Existence and Power. Oracle is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Oracle has all powers required to carry on its business as now conducted.

                  Section 4.2 Authorization. The execution, delivery and performance by each Purchaser of this Agreement, and the consummation by each Purchaser of the transactions contemplated hereby has been duly authorized and no additional action is required for the approval of this Agreement. This Agreement constitutes a valid and binding agreement of each Purchaser, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of its obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  Section 4.3 Governmental Authorization. The execution, delivery and performance by each Purchaser of this Agreement, and the consummation of the transactions contemplated hereby by each Purchaser require no action by or in respect of, or filing with, any governmental body, agency, official or authority, which individually or in the aggregate, would have a Material Adverse Effect on each such Purchaser.

                  Section 4.4 Non-Contravention. The execution, delivery and performance by Oracle of this Agreement, and the consummation by Oracle of the transactions contemplated hereby do not and will not: (a) contravene or conflict with the Certificate of Limited Partnership or other organizational document of Oracle; or (b) contravene or conflict with or constitute a material violation of any material provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Oracle, which contravention, conflict or violation would have a Material Adverse Effect on Oracle.

                  Section 4.5 Litigation. There is no action, suit, proceeding, claim or investigation pending or to the best of each Purchaser's knowledge threatened, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

                  Section 4.6 Investment. Each Purchaser is acquiring the Shares purchased by it hereunder for its own account for investment and until such Shares are registered pursuant to the Registration, not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distribution or selling the same; provided, however, that each Purchaser may transfer Shares among one or more of its affiliates, so long as such transfer does not violate applicable securities laws. Each Purchaser is aware the Shares have not been registered under the Securities Act or under applicable state securities or blue sky laws and that until the Shares are registered pursuant to the registration statement, the certificate representing the Shares will bear the legend set forth in Section 2.3 hereof. Each Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

                  Section 4.7 No Brokers. No broker, finder, agent or similar intermediary has been retained by the Purchasers in connection with this Agreement or the transactions contemplated hereby.


         COVENANTS AND AGREEMENTS

                  Section 5.1 Actions Requiring Purchasers' Consent. The Company with respect to its business and BSD only with respect to those actions that may significantly or materially affect or relate to the BPH Business Assets covenant and agree that none of the following actions will take place prior or subsequent to the Initial Closing, without the prior written consent of the Purchasers being first obtained:

                  5.1.1 the sale, transfer, assignment or encumbrance of any of the BPH Business Assets or any asset related to or used in connection with the BPH Business Assets;

                  5.1.2 the granting of any licenses or entering into any similar arrangements relating to any of the BPH Business Assets;

                  5.1.3    any filings or correspondence with the FDA;

                  5.1.4 an authorization  or issuance by the Company  (excluding
                  BSD) of any additional shares (with the exception of shares of Common Stock issued at a price equal or greater than $13.33 per share), or classes of shares, or any warrants, options or other rights to purchase any interest in the Company's shares or adoption of any employee stock option plan for the benefit of the Company's employees or any change, modification or alteration of any of the terms of any warrant, option or similar right to purchase any interest in the Company's shares;

                  5.1.5 the entering into by the Company (excluding BSD) of any bank or other non-trade indebtedness for borrowed money;

                  5.1.6 the liquidation, dissolution or winding-up of the Company or any of its subsidiaries or any merger or consolidation of the Company or any subsidiary with or into another entity or the sale of all or substantially all the assets of the Company or any subsidiary;

                  5.1.7    the payment of any dividend by the Company;

                  5.1.8 the repurchase by the Company of any shares of the Company's capital stock;

                  5.1.9 any amendment to any of the Company's charter documents which relates to the Company's capital structure;

                  5.1.10   any Related Person Transactions (as defined herein);

                  5.1.11 any material change in the compensation of the five (5) highest compensated employees and/or officers of the Company; and

                  5.1.12  otherwise  take any action,  directly  or  indirectly,
                  which  would   undermine   the  intent  and  purpose  of  this
                  Agreement.

                  Section 5.2    Additional Covenants.

                  5.2.1 To the extent that BSD maintains any of the BPH Business Assets after the Closing, BSD shall maintain insurance and cause each of its subsidiaries to maintain insurance as to the BPH Business Assets and its related products and business, with financially sound and reputable insurers, against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated.

                  5.2.2 Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither BSD (with respect to the BPH Business Assets) nor the Company nor any of their subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or BSD or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors ("Related Person Transactions").

                  5.2.3 The Company and BSD, with respect to the BPH Business Assets, shall comply and cause any subsidiary to comply with all applicable laws, rules, regulations and orders.

                  5.2.4 The Company and BSD, with respect to the BPH Business Assets, shall keep, and cause any subsidiary to keep, adequate records and books of account in which accurate and correct entries will be made in accordance with generally accepted accounting principles consistently applied.

                  5.2.5 The Company shall not make any change in the nature of its business. BSD shall not make any change in the nature of the BPH Business Assets without consultation with the Purchasers. BSD shall comply with its obligations under the Bowman Agreement and cause such license to remain in full force and effect and shall not agree to any modification of the Bowman Agreement without the prior written consent of the Company.

                  Section 5.3    Reporting Obligations.

                  BSD or the  Company,  as  appropriate,  shall  furnish  to the
Purchasers:

                  5.3.1 As soon as practicable after receipt thereof, copies of any written communications, including, without limitation, any communications with the FDA, relating to any of the BPH Business Assets;

                  5.3.2 Promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries that could materially adversely affect the Company or the BPH Business Assets in any manner;

                  5.3.3 Promptly, from time to time, any infringement of, challenge to the validity or ownership of, or use of the Intellectual Property that may come to the Company's or BSD's attention.

                  5.3.4 Promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company or the BPH Business Assets as the Purchasers reasonably may request; and

                  5.3.5 Representatives of the Purchasers shall be entitled to inspect the properties, books and records of the Company and BSD and their subsidiaries and interview the officers, directors and senior employees of the Company and BSD and their subsidiaries, including the Company's or BSD's accountants, attorneys and other advisors, regarding the business of the Company and the BPH Business Assets during regular business hours after reasonable notice to BSD.

                  Section 5.4 Confidentiality. Each party shall, and shall use its reasonable efforts to cause its affiliates, directors, officers, agents, advisors, employees and authorized representatives (collectively, "Agents") to,
(i) hold in confidence all confidential information obtained by it from the disclosing party or such disclosing party's Agents pursuant to this Agreement (unless such information (a) is or becomes generally available to the public or the publishing industry other than as a result of wrongful acts of the non-disclosing party, (b) is in the possession of the non-disclosing party or its Agents prior to such disclosure (not by unlawful means), (c) is disclosed to the non-disclosing party or its Agents on a non-confidential basis by a person other than the disclosing party or its Agents that, to the non-disclosing party's knowledge is not restricted from disclosing such information to the non-disclosing party by any contractual, fiduciary or other legal obligation, or
(d)  is  developed  by the  non-disclosing  party  without  the  benefit  of the confidential information) and (ii) use all such data and information for the purpose of consummating the transactions contemplated hereby, except, that the parties may disclose such information (x) as required by law pursuant to court order, or, if non-disclosure is likely to subject the party to some penalty or liability as evidenced by opinion of independent counsel or (y) in connection with legal proceedings relating to or arising out of the transactions contemplated hereby. In the event a party is required by clauses (x) and (y) of the preceding sentence to disclose any confidential information of the disclosing party such non-disclosing party will (i) promptly notify the disclosing party of the existence, terms and circumstances surrounding such required disclosure, (ii) consult with the disclosing party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required, furnish only such portion of the information as it is legally compelled to disclose and exercise its reasonable best efforts to obtain, at the disclosing party's expense, an order or other reliable assurance that confidential treatment will be accorded to such portion of the disclosed information that the disclosing party may designate. In the event this Agreement is terminated, each party shall within three business days return or destroy (and certify to the other party the destruction of), if so requested by the other party, all nonpublic documents obtained from such other party in connection with the transactions contemplated hereby and any copies thereof which may have been made by such first party and shall use its reasonable efforts to cause its Agents to whom such documents were furnished promptly to return or destroy (and certify to the other party the destruction of) such documents and any copies thereof any of them may have had.

                  Section 5.5 Public Announcements. Neither the Purchaser, the Company nor BSD shall (and each shall use its reasonable efforts to cause its subsidiaries, affiliates, directors, officers, employees and authorized representatives not to), issue any press release, make any public announcement or furnish any written statement to its employees or stockholders generally concerning the transactions contemplated by this Agreement without the consent of the other parties, which consent shall not be unreasonably withheld or delayed.

                  Section 5.6 Exclusivity. (a) Each of the Company and BSD agree that unless this Agreement has been terminated by the mutual agreement of the parties, neither the Company, BSD nor their respective affiliates, representatives, employees or agents (collectively, "Agents") will, commencing on the date of this Agreement and continuing through November 30, 1997 (the

"Exclusive Period"), directly or indirectly, (i) solicit, encourage or negotiate any proposal (whether solicited or unsolicited) for, or execute any agreement relating to, a sale of all or any part of the Shares or the Company's assets or the BPH Business Assets or a sale of any equity or debt security of the Company or BSD or any merger, consolidation, recapitalization or similar transaction involving the Company or BSD with any other party, which, in any such case, would include or relate to the BPH Business Assets (any of the foregoing is referred to as an "Acquisition Proposal"), (ii) provide any information regarding the Company, BSD or the Shares to any third party for the purpose of soliciting, encouraging or negotiating an Acquisition Proposal (it being understood that nothing contained in clauses (i) or (ii) above shall restrict the Company, BSD or any of its Agents from providing information as required by legal process), or (iii) operate the business of the Company or the BPH Business Assets other than in the ordinary course of business in a manner that negatively impacts BSD's ability to transfer the BPH Business Assets.

                  (b) In the event that BSD does not consummate the transaction contemplated hereby as a result of BSD's breach of Section 5.6(a) hereof, BSD shall be liable to the Purchasers for all costs and expenses actually incurred by the Purchasers in pursuit of the transaction, together with the payment of liquidated damages to the Purchaser in the agreed upon amount of $250,000.

                  Section 5.7 Board Representation; Advisory Fees. (a) Until a future Financing Event, as such term is defined in the Certificate of Designation, the Board of Directors of the Company shall consist of one (1) representative of Oracle, one (1) representative of BSD, Manker and at least two
(2) independent third-party directors elected by Oracle and BSD. The parties hereto agree to vote their Shares to elect the Board of Directors as set forth in this Section 5.7. The Company shall diligently attempt to obtain a commercially reasonable directors and officers liability insurance policy that is reasonably satisfactory to the Purchasers.

                  (b) The Company hereby grants to the Purchasers the first option to provide and/or participate in any future financing that the Company may require. The Purchasers shall be entitled to customary, appropriate and reasonable advisory fees in the event that the Purchasers provide acquisition, financing or other advisory services to the Company.

                  Section 5.8 Restriction on Transfer. (a) As long as any Preferred Shares remain issued and outstanding, BSD shall not, directly or indirectly, sell, assign or otherwise transfer, pledge as security, mortgage or otherwise encumber any Shares until a date which is at least the earlier of twenty four (24) months after the Initial Closing Date and six (6) months after the Milestone or Option Closing Date.

                  (b) The parties recognize that there is no ready market for the Shares and that the success of the Company is and will continue to be based upon the effort of and relationship between the parties. Accordingly, BSD acknowledges that the provisions of this Section 5.8 are reasonable and necessary for the protection of the Company and that any breach or threatened breach of this Section would, in all likelihood, cause irreparable injury. For this reason, among others, if BSD breaches or threatens to breach any of the provisions contained in this Section 5.8, the Company and the Purchasers shall be entitled to obtain a temporary restraining order, an injunction or other equitable relief from any court having jurisdiction. No bond or surety shall be required. In addition, nothing contained herein shall be construed as prohibiting or preventing the Company or the Purchasers from pursuing any other available remedies for any actual or threatened breach.

                  Section 5.9 EDAP and Urologix Royalty Payments. Except as otherwise provided herein, BSD shall retain the right to receive the royalty and other payments that may become payable under the certain License Agreements with EDAP Technomed, Inc. ("EDAP") and Urologix.

                  Section 5.10 Urologix Lawsuit. (a) During the ninety (90) day period following the Initial Closing Date (the "Settlement Phase"), BSD shall retain the right to settle the current litigation with Urologix (the "Urologix Lawsuit"). During the Settlement Phase, the Company agrees to consult with BSD concerning the settlement discussions.

                  (b) If after the expiration of the Settlement Phase the Urologix Lawsuit has not been finally settled, the Company shall assume full responsibility for the prosecution and/or defense of the Urologix Lawsuit, including responsibility for the costs and expenses and all settlement negotiations and decisions. BSD shall have the right to approve any settlement that requires the payment of money by BSD and the Company agrees that it will not assign any of the patents listed on Exhibit A to Urologix as part of such settlement. Any damages or other awards obtained by the Company in settling the Urologix Lawsuit shall be divided between the Company and BSD in proportion to the amount of legal costs and expenses (including any expenses incurred during the Settlement Phase) paid by each company. BSD and the Company shall provide each other with appropriate invoices and other statements in order to determine the amount of costs and expenses incurred in the Urologix Lawsuit. In the event of such transfer, BSD shall deliver, or cause to be delivered, to the Company
(i) an assignment of such rights concerning the Urologix Lawsuit in form and substance satisfactory to the Purchasers, and (ii) all documents and correspondence relating to the Urologix Lawsuit.


                                   ARTICLE VI

                            CONDITIONS TO THE CLOSING


                  Section 6.1 Conditions to Obligations of Purchasers to the Initial Closing. The obligations of Purchasers hereunder are subject to the fulfillment or satisfaction, on and as of the Initial Closing Date, of each of the following conditions (any one or more of which may be waived by the Purchasers in their sole discretion, but only in a writing signed by the Purchasers):

                  (a) Opinion. The Purchasers shall have received the opinion of Parsons Behle & Latimer, counsel to BSD, in a form reasonably satisfactory to the Purchasers.

                  (b) Secretary's Certificate. The Purchasers shall have received a certificate of the Secretary of the Company and BSD (in form and substance satisfactory to the Purchasers) certifying (i) that attached thereto are true and complete copies of the Certificate of Incorporation, Certificate of Designation and Bylaws of Company and the Certificate of Incorporation and By-laws of BSD, (ii) that attached thereto are true and complete copies of the resolutions of the Board of Directors of Company and BSD authorizing the execution, delivery and performance of this Agreement and any other documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Shares, (iii) the names and true signatures of the officers of the Company and of BSD signing this Agreement and all other documents to be delivered in connection with this Agreement, and (iv) such other matters as the Purchasers may reasonably request.

                  (c) Filing of Certificate of Designation. The Certificate of Designation of Company substantially in the form attached hereto as Exhibit C, shall have been filed with the Secretary of State of the State of Delaware.

                  (d) Performance; Representation and Warranties. Each of the Company and BSD shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement which are required to be performed or complied with by each of them prior to or at the Initial Closing, the representation and warranties of the Company and BSD contained herein shall be true and correct on and as of the Initial Closing Date as though made on such date, and the Company and BSD shall have delivered to the Purchasers a certificate of a duly authorized officer of each of the Company and BSD to such effect.

                  (e) Approvals, Etc. Approval and consent of all appropriate governmental regulatory agencies and the receipt of approval and/or consent from all other appropriate parties, and all consents which may be required under any of the Company's agreements (or otherwise), with respect to the transactions contemplated hereby shall have been obtained, including all assignments or consents required by the FDA.

                  (f) No Material Adverse Effect. There shall have occurred no event which, in the Purchasers' reasonable discretion, could result in a Material Adverse Effect on the Company or the BSD Business Assets between the date hereof and the date of the Initial Closing and the Company and BSD (with respect to the BPH Business Assets) shall have operated its business in the ordinary course, consistent with its past practices during such period.

                  (g) No Litigation. Except for the Urologix Lawsuit, no litigation, arbitration or other legal or administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

                  (h) Employment Agreement. Manker shall have entered into an employment agreement with the Company on terms that are reasonably satisfactory to the Purchaser, to act as the President and Chief Executive Officer of the Company.

                  (i) Non-Competition Agreement. BSD shall have entered into a non competition agreement with the Company in substantially the form attached hereto as Exhibit E.

                  (j) Consulting Agreement. BSD shall have entered into a Consulting Agreement with the Company in substantially the form attached hereto as Exhibit F.

                  (k) Supply Agreement. BSD shall have entered into a Supply Agreement with the Company in substantially the form attached hereto as Exhibit G.

                  (l) Oracle/Manker. Oracle and Manker shall have entered into an agreement, in form and substance satisfactory to Oracle, governing the control and disposition of the Shares owned by Manker.

                  (m) Transfer Documents. BSD shall have delivered to the Company any and all agreements and other documents, including all patent or trademark assignments and bills of sale, required to transfer the BPH Business Assets to the Company in form and substance reasonably satisfactory to the Purchasers.

                  (n) Assignment. BSD shall have delivered to the Company an assignment of the Medizin-Technik Agreement in form and substance reasonably satisfactory to the Purchasers.

                  (o) Bowman Sub-License. BSD shall have delivered to the Company a sub-license of the Bowman Agreement in form and substance reasonably satisfactory to the Purchasers.

                  (p) License Agreement for Other Technology. BSD shall have delivered to the Company a perpetual royalty-free license for all other patents and intellectual property relating to the treatment of any conditions or diseases (excluding malignant cancers) of the prostate gland, including, but not limited to, benign prostatic hyperplasia (BPH) and prostatitis (the "Business of the Company") that is not part of the patents and intellectual property being assigned to the Company, in form and substance reasonably satisfactory to the Purchasers.

                  (q) Company License to BSD. BSD shall have received a perpetual royalty free license from the Company for the use of the technology being transferred by BSD to the Company relating to the treatment by thermotherapy of malignant or benign diseases (the "Business of BSD"), in form and substance reasonably satisfactory to BSD, the Company and the Purchasers.

                  (r) Delivery of Schedules. BSD shall use its diligent efforts to deliver to the Purchasers within seven (7) days hereof Schedules 3.4, 3.9, 3.12, 3.13, 3.17, 3.21, 3.22, 3.29, 3.32 and 7.1 to this Agreement. If it fails to do so, then each such Schedule shall be deemed to have been delivered and to state "none," except for Schedule 3.13 which shall be deemed to set forth the Intellectual Property listed on Exhibit A. In the event that such Schedules, if delivered, shall not be satisfactory to the Purchasers in any respect, then, in addition to any other rights or remedies that Purchasers may have hereunder, the Purchasers shall have the right to terminate this Agreement.

                  (s) IDE Assignment. BSD shall have delivered to the Company an assignment of its rights under all of its IDE's relating to the BPH Business Assets, in form appropriate and suitable for filing with the US Food and Drug Administration (FDA) and promptly upon the Initial Closing shall effect all filings reasonably requested by the Company and permitted by applicable law which are necessary for BSD to transfer such IDE's to the Company; provided, however, that to the extent any such requested filings or transfer are not permitted by applicable law BSD shall reasonably cooperate with the Company prior to and after the Initial Closing to vest, to the fullest extent possible, the Company with all rights to the IDE's.

                  Section 6.2 Conditions to Obligations of the Purchasers to Milestone or Option Closing. The obligations of Purchasers hereunder are subject to the fulfillment or satisfaction, on and as of the Milestone or Option Closing Date, of each of the following conditions (any one or more of which may be waived by the Purchasers in their sole discretion, but only in a writing signed by the Purchasers):

                  (a) Secretary's Certificate. The Purchasers shall have received a certificate of the Secretary of the Company (in form and substance satisfactory to the Purchasers) certifying (i) that attached thereto are true and complete copies of the Certificate of Incorporation, Certificate of Designation and Bylaws of the Company, (ii) that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and any other documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Shares, (iii) the names and true signatures of the officers of the Company signing this Agreement and all other documents to be delivered in connection with this Agreement, and (iv) such other matters as the Purchasers may reasonably request.

                  (b) Performance; Representation and Warranties. Each of the Company and BSD shall have performed and complied in all respects with all agreements and conditions contained in this Agreement which are required to be performed or complied with by Company or BSD prior to or at the Milestone or

Option Closing, the representations and warranties of the Company and BSD contained herein shall be true and correct on and as of the Milestone or Option Closing Date as though made on such date, and the Company and BSD shall have delivered to the Purchasers a certificate of a duly authorized officer of each of the Company and BSD to such effect.

                  (c) Approvals, Etc. Approval and consent of all appropriate governmental regulatory agencies and the receipt of approval and/or consent from all other appropriate parties, and all consents which may be required under any of the Company's agreements (or otherwise), with respect to the transactions contemplated hereby shall have been obtained.

                  (d) No Material Adverse Effect. There shall have occurred no event which, in the Purchasers' reasonable discretion, could result in a Material Adverse Effect on the Company between the date hereof and the date of the Milestone or Option Closing and the Company shall have operated its business in the ordinary course, consistent with its past practices during such period.

                  Section 6.3 Conditions to Obligations of the Company and BSD to the Initial Closing. The obligations of the Company and BSD hereunder are subject to the fulfillment or satisfaction, on and as of the Initial Closing Date, of the following conditions (which may be waived by the Company or BSD, in their sole discretion, but only in a writing signed by Company or BSD):

                  (a) Performance; Representations and Warranties. The Purchasers shall have performed and complied in all respects with all agreements and conditions contained in this Agreement which are required to be performed or complied with by the Purchasers prior to or at the Closing, the representations and warranties of each Purchaser, severally and not jointly, contained herein shall be true and correct on and as of the Closing Date as though made on such date, and the Purchasers shall have delivered to the Company a certificate to such effect.

                  (b) Investment Capability. The Purchasers shall have provided the Company and BSD with evidence reasonably satisfactory to the Company and BSD of Purchasers' ability to satisfy its funding obligations pursuant to Article I and Article II hereof.

                  (c) Company License to BSD. BSD shall have received a perpetual royalty free license from the Company for the use of the technology being transferred by BSD to the Company relating to the treatment by thermotherapy of malignant or benign diseases (the "Business of BSD"), in form and substance reasonably satisfactory to BSD, the Company and the Purchasers.

                  (d) Employment Agreement. Manker shall have entered into an employment agreement with the Company on terms that are reasonably satisfactory to the Company, to act as the President and Chief Executive Officer of the Company.

                  (e) Non-Competition Agreement; Consulting Agreement and Supply Agreement. The Company shall have entered into a Non Competition Agreement, Consulting Agreement and Supply Agreement with BSD in substantially the forms attached hereto as Exhibits E, F and G, respectively.

                                   ARTICLE VII

                                    COVENANTS

                  Section 7.1 Interim Operations. During the period from the date of this Agreement to the later of the Milestone or Option Closing Date, except with the Purchasers' prior specific written consent or as expressly contemplated by this Agreement, BSD, with respect to the BPH Business Assets, and the Company shall operate its business only in the ordinary and usual course consistent with past practices and to preserve intact its business organization and good will in all material respects. Additionally, during the period from the date of this Agreement to the later of the Milestone or Option Closing Date, BSD, with respect to the BPH Business Assets for items (xi), (xiv) and (xv) below and only with respect to those actions which materially affects the BPH Business Assets for all other items below, and the Company, will not to do any of the following (unless otherwise expressly contemplated by this Agreement or permitted in writing by the Purchasers):

                  (i) amend its Certificate of Incorporation, any Certificate of Designation or By-Laws, as the case may be;

                  (ii) issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or covertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities;


                  (iii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares;

                  (iv) declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock;

                  (v) voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

                  (vi) grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due;

                  (vii) create, incur or assume any liability or indebtedness, except in the ordinary course of business consistent with past practices;

                  (viii) make or commit to make any capital expenditures exceeding in the aggregate Ten Thousand Dollars ($10,000.00);

                  (ix) become subject to any guaranty;

                  (x) grant any increase (outside the ordinary course of business consistent with past practices) in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment);

                  (xi) except as listed on Schedule 7.1, enter into any agreement which would be a Material Agreement, or amend or terminate any existing Material Agreement, which is outside the ordinary course of business consistent with past practices. With respect to the foregoing, the Company or BSD shall provide the Purchasers with a complete list of any such Material Agreement not entered into in the ordinary course of business between the date hereof and the Closing Date;

                  (xii) alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;

                  (xiii) except as set forth on Schedule 7.1, enter into any commitment or transaction other than in the ordinary course of business consistent with past practices;

                  (xiv) do any act, or omit to do any act which would cause a violation or breach of any of the representations, warranties or covenants of the Company or BSD set forth in this Agreement;

                  (xv) take any action which has a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of the Company or BPH Business Assets, or on employee, customer or supplier relations;

                  (xvi) alter in any manner any existing working capital facilities; or

                  (xvii) agree, whether in writing or otherwise, to do any of the foregoing.

                  Section 7.2 Access. BSD shall afford to the Purchasers and their agents and representatives, access throughout the period prior to the Closing Date to the properties, books, records and contracts of BSD (with respect to the BPH Business Assets), for the purpose of permitting the Purchasers to fully investigate and perform a due diligence review of BSD as it relates to the BPH Business Assets and properties, and financial condition, provided that such access shall be granted during normal business hours in such a manner as to not unreasoably interfere with BSD's normal business operations. During such period, BSD shall furnish promptly to the Purchasers copies of (i) all correspondence received or sent by or on behalf of BSD from or to any governmental authority and (ii) all other information and documents, in each case concerning the BPH Business Assets and personnel as the Purchasers may reasonably request.

                  Section 7.3 Confidentiality (through Closing Date). Except as otherwise required in the performance of obligations under this Agreement and except as otherwise required by law, any non-public information received by a party or its advisors from the other party pursuant to this Article VII shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transactions contemplated by this Agreement. Such confidential information includes, without limitation, audited and unaudited financial statements that show BSD's current and projected costs, and detailed financial information supporting such statements. The Purchasers shall not use (or permit to be used) any confidential information in any manner to compete against BSD, whether with respect to corporate acquisitions, sales, financing, development, management, investment, or otherwise. The obligation of confidentiality shall not extend to information (a) which is or shall become generally available to the public other than as a result of an unauthorized disclosure by a party to this Agreement or a person to whom a party has provided such information, (b) which was available to a party to this Agreement on a nonconfidential basis prior to its disclosure by one party to the other pursuant to this Agreement or (c) which is disclosed by the Purchasers in any legal proceeding requiring any such disclosure. Upon termination of this Agreement, each party shall promptly return any Confidential Information received from the other party and, upon request, shall destroy any copies of such information in its possession. The covenants of the parties contained in this Section 7.3 shall survive any termination of this Agreement until the earlier of (i) two (2) years from the date hereof, or (ii) the date when such information becomes generally available to the public, but shall terminate at the Closing, if it occurs, with respect to information concerning the Company.

                  Section 7.4 Notification. Each party to this Agreement shall promptly notify each other party in writing of the occurrence, or pending or threatened occurrence, of any event that would consttute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect (including without limitation, any event or circumstance which would have been required to be disclosed on any schedule to this Agreement had such event or circumstance occurred or existed on or prior to the date of this Agreement). Any such notification shall not limit or alter any of the representations, warranties or covenants of the parties set forth in this Agreement nor any rights or remedies a party may have with respect to a breach of any representation, warranty or covenant.

                  Section 7.5 Information. The Company shall furnish to the Purchasers and BSD:

                  (a) (i) as soon as practicable and in any event within 15 days after the end of each month and (ii) as soon as practicable and in any event within 30 days after the close of each fiscal quarter in each fiscal year of the Company, an unaudited balance sheet of the Company, a statement of income of the Company, and a statement of cash flows of the Company, as at the end of and for the period commencing at the end of the previous fiscal year and ending with such month and quarter, as the case may be, setting forth in comparative form the corresponding figures for the appropriate periods of the preceding fiscal year prepared by the Company, all in reasonable detail and certified by the chief accounting officer of the Company to be true and correct, subject to normal recurring year-end audit adjustments, and the Company shall use its best efforts to ensure that all such financial statements comply with generally accepted accounting principles;

                  (b) as soon as practicable and in any event within ninety (90) days after the close of each fiscal year then ended, of the Company, a balance sheet of the Company, a statement of income of the Company, and a statement of cash flows of the Company, as at the end of and for the fiscal year then ended, setting forth the corresponding figures of the previous fiscal year in comparative form, all in reasonable detail and certified (without any qualification or exception deemed material by the Purchaser) by the independent certified public accountants of the Company;

                  (c) as soon as practicable and in any event within forty (45) days after the close of each of the first three quarters of each fiscal year of the Company and within ninety (90) days after the close of each such fiscal year, a certificate signed by the chief executive officer and chief financial officer of the Company, stating that a review of the activities of the Company during such period has been made under their immediate supervision with a view to determining whether the Company has observed, performed and fulfilled all of its obligations under this Agreement and the results of such review;

                  (d) as soon as practicable and in any event within ninety (90) days after the close of each fiscal year then ended, of the Company, an analysis of the performance of the Company, certified by the Chief Executive Officer of the Company, comparing the financial statements of the Company for the year then ended with the projections;

                  (e) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to the Company by its auditors, in connection with each annual, interim or special audit of their respective books by such auditors;

                  (f) if requested, prior to January 31 in each year, a summary of business plans and/or financial operating projections for the fiscal year of the Company for such year in form and detail satisfactory to the Purchasers;

                  (g) promptly upon the commencement thereof, written notice of any litigation, including arbitrations, and of any proceedings before any governmental agency which would, if successful, materially and adversely affect the Company or where the amount involved exceeds $25,000;

                  (h) promptly upon any occurrence thereof, written notice of the termination or default under any contract, or aggregate number of contracts within any one hundred and fifty (150) day period, pursuant to which more than five percent (5%) of the gross revenues of the Company are generated;

                  (i) within 30 days after request by either Purchaser, reports showing outstanding accounts receivables and aging schedules relating thereto for the preceding month; and

                  (j)  with  reasonable   promptness,   such  other  information
respecting the business, operations and financial condition of the Company as the Purchasers or BSD may from time to time reasonably request.

                  Section 7.6 Taxes and Claims. The Company shall duly pay and discharge (a) all taxes, assessments and governmental charges upon or against the Company or properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Company unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

                  Section 7.7 Insurance.

                  (a) The Company shall (i) keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, (ii) maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and under all applicable workmen's compensation laws, and (iii) maintain adequate insurance covering such other risks as the Purchaser may reasonably request. The Company shall name Oracle and BSD as additional insureds and as loss payees on all such policies, as well as on all key-man life insurance policies of the Company, whether presently existing or hereafter obtained. For the purposes of this Section 7.7(a), insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or a similar business similarly situated.

                  (b) The Company shall, from time to time upon request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers and BSD evidence, in form and substance satisfactory to them, of the maintenance of all insurance required by this Section 7.7 to be maintained. From time to time during the term hereof, the Purchasers and BSD shall have the right upon notice to the Company, to require the Company to maintain additional insurance coverage or insurance coverage in additional amounts if for any reason the Purchasers reasonably determine that the existing insurance maintained by the Company is insufficient.

                  Section 7.8   Books and Reserves. The Company shall:

                  (a) maintain,  at all times, true and complete books,  records and accounts in which true and correct entries shall be made of its transactions in accordance with generally accepted accounting principles consistently applied and consistent with those applied in the preparation of its financial statements, and

                  (b) by means of appropriate quarterly entries, reflect in its accounts and in all financial statements furnished proper liabilities and reserves for all taxes and proper reserves for depreciation, renewals and replacements, obsolescence and amortization of its properties and bad debts, all in accordance with generally accepted accounting principles consistently applied, as above described.

                  Section 7.9 Condition of Property. The Company shall keep its properties in good repair, working order and condition and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

                  Section 7.10 Inspection. The Company shall allow any representative of the Purchasers to visit and inspect any of the properties of the Company, to examine the books of account and other records and files of the Company, to make copies thereof and to discuss the affairs, business, finances and accounts of the Company with its officers and employees, all during normal business hours and as often as the Purchasers may request.

                  Section 7.11 Perform Covenants. The Company shall (a) make full and timely payment of the principal of and interest and premium, if any, on all indebtedness of the Company to the Purchasers, whether now existing or hereafter arising, (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein, and (c) at all times maintain the liens, if any, and security interests provided for under or pursuant to this Agreement and any instrument or document delivered in connection herewith as valid and perfected liens and security interests on the property covered thereby.

                  Section 7.12 Further Assurances. Each party hereto shall, at its cost and expense, upon reasonable request of any other party duly execute and deliver, or cause to be duly executed and delivered, such further agreements and instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the other parties to carry out more effectually the provisions and purposes of this Agreement including, but not limited to, entering into those agreements as listed in Article VI.

                  Section 7.13 Officers' Certificate. The Company agrees that for so long as any shares of Convertible Preferred Stock is outstanding, Charles Manker, or his successor as President and Chief Executive Officer of the Company shall deliver to Oracle within five (5) days on the end of each fiscal quarter an officers' certificate restating and reaffirming all of the representations and warranties and the compliance with all covenants and continuing obligations contained herein.

                  Section 7.14 Negative Covenants. For eighteen (18) months after the Initial Closing, the Company will not, without the consent of Oracle, take or effect any of the following transactions or acts:

                  (a) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, Certificate of Designation, or the By-laws of the Company including, but not limited to (i) an increase in the number of authorized shares of the Preferred Stock, (ii) any change that adversely affects the rights, preferences or powers of the Preferred Stock or of the holders thereof, or (iii) any decrease in the required time for the giving of any notice to which the holders of Convertible Preferred Stock may be entitled;

                  (b) The authorization or creation of, or the increase in the number of authorized shares of any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), ranking prior to or on a parity with the Convertible Preferred Stock with respect to rights upon a liquidation or in any other respect;

                  (c) Adoption and implementation by the Company of strategic and operating plans including but not limited to any plan that changes the business of the Company or that involves the entry of the Company into a business not currently conducted by the Company and the design and implementation of any clinical trials;

                  (d) The employment of a new Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or President of the Company, and the termination of such existing executives and the employment of any new employees;

                  (e) Make or commit any capital expenditures in excess of $100,000;

                  (f) Reorganization, recapitalization, sale of stock, tender offer or sale, conveyance, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of;

                  (g) Approval of any legal settlement;

                  (h) Approval of any related party transaction;

                  (i) Any other transaction directly or indirectly, take any action, or permit any action to be taken, solely or primarily for the purpose of increasing the value of any class of stock of the Company if the effect of such action is reasonably likely to reduce the value, security, rights or preferences of the Preferred Stock.

                  (j)  Redeem,  purchase  or  otherwise  acquire,   directly  or
indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares;

                  (k) Declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock;

                  (l) Voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

                  (m) Grant or make any mortgage or pledge or subject itself or any of its properties or assets to any material lien, charge or encumbrance of any kind, except liens for taxes not currently due;

                  (n) Create, incur or assume any liability or indebtedness in excess of $100,000;

                  (o) Become subject to any material guaranty;

                  (p) Grant any increase in the compensation payable or to become payable to directors or officers (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing, incentive option or other plan or commitment);

                  (q) Alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;

                  (r) Enter into any commitment or transaction other than in the ordinary course of business consistent with past practices or make any change in the nature of its business;

                  (s) Do any act, or omit to do any act, or permit to the extent within the Company's control, any act or omission to act which would cause a violation or breach of any of its representations, warranties or covenants set forth herein or the related documents thereto;

                  (t) Intentionally take any action which would have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of the Company, or on employee, customer or supplier relations;

                  (u) Otherwise take any action, directly or indirectly, which would undermine the intent and purpose of this Agreement; or

                  (v) Agree, whether in writing or otherwise, to do any of the foregoing.

                  Section 7.15 Use of Proceeds. Set forth on Exhibit H attached hereto is the Company's operating plan (the "Operating Plan") which contains, among other things, the use of proceeds from the sale of the Preferred Shares. The Company covenants and agrees that the proceeds of the sale of the Preferred Shares shall be used by the Company only for working capital purposes and to finance Company's development, engineering, manufacturing, clinical studies, marketing, distribution and FDA approval of a patented/proprietary microwave technology for the treatment of any conditions or diseases of the prostate gland, including but not limited to Benign Prostatic Hyperplasia and Prostatitis (excluding malignant cancers of the prostate), in accordance with the financial projections and initial operating plan of the Company. Additionally, the Company agrees to reserve $125,000 after each Closing for the payment of the investment banking fees described in Section 3.28.

                  Section 7.16 Liquidation of Company. If within eighteen (18) months after the Initial Closing Date the Company has failed to achieve at least fifty (50%) percent of the financial projections and targets set forth on the Operating Plan, then the Purchasers shall have the right to merge, sell (either all of the stock or assets of the Company) consolidate or dissolve the Company. Upon the Purchasers' election to dissolve the Company, the Company shall cease to carry on its business and shall wind-up its affairs and liquidate. Any such liquidation or dissolution of the Company shall be conducted by an independent third party whose objective shall be to maximize shareholder value, consistent with the respective rights of the shareholders of the Company as set forth herein, in the Certificate of Incorporation of the Company, as amended from time to time, and the Certificate of Designation of the Company.


                                  ARTICLE VIII

                                 INDEMNIFICATION

                  Section  8.1  Survival  of  Representations   and  Warranties;
Indemnity.

                  (a) Survival of Representations. Except as otherwise provided herein, the representations, warranties, covenants and agreements of Company and BSD contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing Date and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers.

                  (b) Indemnification. (A) Each of the Company, with respect to its representations, warranties and covenants, and BSD, with respect to its representations, warranties and covenants, agree, severally, to indemnify and hold harmless each Purchaser, its affiliates, and its respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Company or BSD of any covenant or agreement made by the Company or BSD in this Agreement;
(ii) any breach of warranty or representation made by the Company or BSD in this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing. (B) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless Company, its affiliates, and its respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by such Purchaser of any covenant or agreement made by such Purchaser in this Agreement; (ii) any breach of warranty or representation made by such Purchaser in this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

                  (c) Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

                       An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

                       The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim.

                       The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

                       With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period,  or if  earlier,  five (5) days  prior  to the  date  that the  judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, provided that there is no dispute as to the applicability of indemnification, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

                   Section 9.1 Termination. This Agreement may be terminated at any time prior to the Initial Closing by either the Company and BSD or Purchasers, upon written notice to the other (i) if the Closing shall not have been consummated on or before ten (10) business days after the date hereof, (ii) if there shall be any law or regulation that makes the consummation of the transactions contemplated hereby illegal or otherwise prohibited, or (iii) if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction. If this Agreement is terminated as permitted by this Section 9.1, such termination shall be without liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that if such termination shall result from the failure of BSD to act reasonably in fulfilling a condition within BSD's control to the performance of the obligations of the other party or to perform a covenant of this Agreement, BSD shall be fully liable for any and all losses incurred or suffered by the Purchasers as a result of such failure or breach together with payment of liquidated damages to the Purchasers in the amount of $250,000. The provisions of Sections 5.4, 5.5, 5.6, 9.1, 9.3 and 9.5 shall survive any termination hereof pursuant to this Section 9.1.

                   Section 9.2 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                   Section 9.3 Fees and Expenses. The Company shall be responsible for the payment of the Purchaser's legal fees and costs relating to the transactions contemplated by this Agreement. In the event this Agreement terminates for any reason, BSD shall pay to the Purchasers $15,000 within thirty
(30) days of the date of any such termination. All such legal fees will be payable by the Company at each Closing. Notwithstanding anything to the contrary contained herein, the expenses of the Registration shall be borne entirely by the Company and shall not be subject to the foregoing limitation. The terms of this Section 9.3 shall survive any termination of this Agreement.

                   Section 9.4 Notices. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States registered or certified mail, postage prepaid, return receipt requested (and shall be deemed to have been received three(3) days after deposit into the United States mail), or sent by prepaid overnight courier, facsimile or confirmed telecopier, addressed as follows:

         If to Oracle:




                                    c/o Oracle Strategic Partners, L.P.
                                    712 Fifth Avenue, 45th Floor
                                    New York, New York  10019
                                    Attention: Larry Feinberg and Joseph Dowling
                                    Fax No.: (212) 459-0863

         With a copy to:

                                    Kane Kessler, P.C.
                                    1350 Avenue of the Americas
                                    26th Floor
                                    New York, New York 10019
                                    Attention:  Robert L. Lawrence, Esq.
                                    Fax No.: (212) 245-3009

         If to the Company or Manker:

                                    c/o Charles F. Manker
                                    35 N. Green Bay Road
                                    Lake Forest, IL 60045
                                    Fax No.: (847) 234-4333

         If to BSD:

                                    BSD Medical Corporation
                                    2188 West 2200 South
                                    Salt Lake City, UT  84119
                                    Attention:  Mr. Paul Turner
                                    Fax No.: (801) 972-5930

         With a copy to:

                                    Parsons Behle & Latimer
                                    One Utah Center
                                    201 South Main Street
                                    18th Floor
                                    Salt Lake City, UT  84111
                                    Attention: J. Gordon Hansen, Esq.
                                    Fax No.: (801) 536-6111

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

                   Section 9.5 Governing Law and Jurisdiction.

                   9.5.1 This Agreement shall be construed in all respects under the laws of the State of Delaware, without reference to its conflicts of law provisions.

                   9.5.2 The Company, BSD and the Purchasers hereby agree to submit to the exclusive jurisdiction of the courts located in the State of Delaware and hereby waive, to the fullest extent permitted by law, any objection based on venue or forum non conveniens with respect to any action instituted therein, and agree that any dispute concerning the conduct of any party in connection with this Agreement or otherwise shall be heard only in the federal courts described above.

                   9.5.3 The Company and BSD and the Purchasers each hereby waive personal service of any and all process upon it and consent that all such service of process may be made by hand delivery or mail to the Company and BSD and the Purchasers at the addresses set forth in, and in accordance with, Section
                   9.4 of this Agreement. Each of the Company, BSD and the Purchasers hereby consent to service of process as aforesaid.

                   Section 9.6 Binding upon Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that Oracle and Manker shall be permitted to assign their rights under this Agreement to any entity in which both are either partners, members or stockholders for the purpose of holding the Shares owned by them, in which case all references to the "Purchasers" shall be deemed references to such entity.

                   Section 9.7 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

                   Section 9.8 Entire Agreement. This Agreement, including the Schedules and Exhibits referenced herein, and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

                   Section 9.9 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

                   Section 9.10 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by all parties hereto. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by all parties.

                   Section 9.11 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

                   Section 9.12 Construction of Agreement; Knowledge. For purposes of this Agreement, the term "knowledge," when used in reference to a corporation means the actual knowledge of the executive officers of such corporation after such officers shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the actual knowledge of such individual after the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.


                   Section 9.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

                   Section 9.14 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                 ORACLE STRATEGIC PARTNERS, L.P.



                                                 By:    ________________________
                                                        Larry Feinberg
                                                        Managing General Partner

                                 THERMATRX, INC.


                                                  By:   ________________________
                                                  Name: ________________________
                                                  Title:________________________

                                                  BSD MEDICAL CORPORATION


                                                  By:   ________________________
                                                  Name: ________________________
                                                  Title:________________________

                                                  ______________________________
                                                  CHARLES MANKER

                         INDEX OF EXHIBITS AND SCHEDULES



                                    EXHIBITS

Exhibit A                                   BPH Business Assets

Exhibit B                                   List of Purchasers and Amounts
                                            thereof

Exhibit C                                   Certificate of Designation

Exhibit D                                   Bowman License

Exhibit E                                   Non-Competition Agreement

Exhibit F                                   Consulting Agreement

Exhibit G                                   Supply Agreement

Exhibit H                                   Company Operating Plan

                                    Exhibit A



BSD shall transfer to the Company the business and all of its assets, excluding any inventory and capital equipment, whether real or personal, tangible or intangible, relating to the treatment of any conditions or diseases (excluding malignant cancers) of the prostate gland, including, but not limited to, benign prostatic hyperplasia (BPH) and prostatitis (the "BPH Business Assets"). Such BPH Business Assets include, but are not limited to the following (with respect to items 1 - 4 below, where there is an overlap with cancer therapy materials or products, then each party shall have the right to use or duplicate for its own use such materials, and such duplication and use shall be at the Company's expense):

1.       Sales and Marketing Assets

         Although the following shall be the property of the Company, the Company shall not, unless permitted by written agreement, use, distribute or otherwise employ BSD's name or logo.

         a) all advertising, sales and promotional materials including film negatives, layout sheets, or other materials used to create brochures or literature for the BSD 50 system or BPH related systems

         b) documents, files, books and records, training manuals, instructions, or other similar materials, in whatever form or storage medium.

         c) all sales contacts, distribution lists, account manifests, sales or accounting software or data, invoice copies and any and all other information related to past or contemplated sales of the Product (as hereinafter defined).

2.       Manufacturing and Design Assets

         Without limitation, BSD shall provide the Company with the complete ability to manufacture, design, or redesign the Product, including at least the following:

         a) all  drawings,   circuit  board   layouts,   mechanical   and  other
            specification sheets

         b) all production or design know-how related to any aspect of the applicator, thermistors, or generator/control box; the Company shall have the right to receive training from relevant BSD personnel in any aspect of the manufacture or design of the Product, however, BSD shall be reimbursed for all direct expenses related to such training

         c) component source lists

         d) all information necessary for the complete manufacture of the Product including relevant FDA control procedure manuals or other documentation necessary to meet relevant regulatory standards for manufacture of the Product

         e) all FDA filings related to the Product, including production tracking materials or documentation

         f) all FDA requirements manuals or information related to the Product or its manufacture

         g) all Product or BPH Business Asset related software including, EPROM codes or EPROM programming capability and any assets required to generate appropriately programmed Product related components

For purposes of this Agreement, the term "Product" shall collectively mean any of the following items, together or individually (i) the microwave generator and control box, including software, temperature control module thermistor (probe) interfaces, or other "Bowman" related technology; (ii) the applicator, including the antenna and probe sheaths; (iii) the "Bowman" thermistors (probes); and (iv) any related hardware or software required to administer a BPH microwave treatment including output related software or other data collection/input means.

3.       Regulatory Assets

         a) all FDA filings and approvals related to the Product including sub-components

         b) all IDE materials and files

         c) all other Product information related to FDA actions, approvals, sanctions, either past or contemplated which exists as know-how or files.

4.       Other Assets

         All Product related assets, including, but not limited to:

         a) data and scientific materials

         b) sub-component specifications or test sheets

         c) inbound and outbound QC and testing procedures manuals and know-how

         d) information concerning testing and manufacturing tools, devices, jigs, or other equipment.

While all of the above assets shall be owned by the Company, the Company may, at its discretion, leave such property at BSD so long as the Company desires. The Company shall forego no rights as a result of such action.


5.       Licenses and Intellectual Property

         a) BSD grants to the Company an exclusive sublicense under the Bowman Agreement of all of its rights to the Bowman probe (thermistor) technology, which sublicense may be terminated by the Company at any time.

         b) BSD grants to the Company a license which shall be exclusive except for licenses existing on the date hereof, for the treatment of any conditions or diseases (excluding malignant cancers) of the prostate gland, including, but not limited to, benign prostatic hyperplasia
            (BPH) and prostatitis only, under all United States and foreign patents, patent rights, copyrights, registered and unregistered trademarks, trade names, servicemarks, service names, designs, technology, know-how, processes, trade secrets, inventions, proprietary data, formulae, research and development data, and other intangible property, and any and all applications for the foregoing, relating to or used in or useful to the BPH Business Assets, including, but not limited to U.S. Patents 4,448,198 and 4,658,836. This exclusive license includes the right, but not the obligation, to seek a remedy for the violation of any of the foregoing rights in the licensed area by any third party. BSD shall not have the right to seek a remedy for the violation of any of the foregoing rights in the licensed area by any third party until such time that the Company declines to exercise its rights to do so.

         c) BSD assigns to the Company all of its right, title, and interest in and to U.S. Patents 4,967,765; 5,220,927; 5,249,585; and 5,334,435.

                                    Exhibit B

SECTION 1.1-Initial Closing

         NAME                       PRICE                     NUMBER OF SHARES

Oracle                            $3,000,000                  35,000 Preferred

Manker                               250,000                  11,000 Preferred

SECTION 2.2-Milestone or Option Closing

         NAME                       PRICE                     NUMBER OF SHARES

Oracle                              $3,000,000                         *

Manker                                 250,000                         *

Capitalization Table

                        Initial Closing            Milestone or Option Closing
Stockholder:        Percentage Ownership*            Percentage Ownership   *




BSD                           54%                           30%

Oracle                        35%                           45%

Manker                        11%                           12.5%

Management Stock
Option Plan                    *                            12.5%

------------------
* The Capitalization Table reflects the ownership of the Company on a fully diluted basis, assuming conversion of the Preferred Stock into Common Stock and the issuance and conversion of all management options. Such additional shares of Preferred Stock will be issued at the Milestone or Option Closing, as the case may be, in order to give effect to percentages reflected in the Capitalization Table. Shares of Common Stock ("Option Shares") representing twelve and one half (12.5%) percent of the Milestone Closing percentage ownership of the Company will be reserved for issuance pursuant to the Company's management stock option plan and issued pursuant to Board approval. The "Initial Closing Percentage Ownership" column excludes Option Shares.

                     AMENDMENT TO STOCK PURCHASE AGREEMENT

                  AMENDMENT TO STOCK PURCHASE AGREEMENT by and among BSD Medical Corporation ("BSD"), Thermatrx, Inc. (the "Company") and Thermatrx Investment Holdings LLC (assignee of Oracle Strategic Partners, L.P.) dated October 31, 1997 (the "Stock Purchase Agreement"). Capitalized terms used herein defined in the Stock Purchase Agreement shall have the meanings set forth therein unless otherwise defined herein.

                  The parties hereby agree, effective as of the date hereof, to amend the Stock Purchase Agreement as follows:

                  1. The Certificate of Designation set forth as Exhibit C to the Stock Purchase Agreement is hereby replaced in its entirety with the Restated Certificate of Incorporation attached hereto and all references to the Certificate of Designation in the Stock Purchase Agreement shall be deemed references to the Restated Certificate of Incorporation.

                  2. Section 6.1 (q) on page 33 of the Stock Purchase Agreement shall be amended to read as follows: "(q) Company License to BSD. BSD shall have received a perpetual royalty free license from the Company for the use of the technology being transferred by BSD to the Company relating to the treatment, excluding the Business of the Company, by heat therapy of malignant or benign diseases (the "Business of BSD"), in form and substance reasonably satisfactory to BSD, the Company and the Purchasers."


                  3. The following subparagraph (d) shall be added to Section 5 of Exhibit A of the Stock Purchase Agreement:


                  "(d) BSD assigns to the Company the invention identified by BSD file #B6366 CIP1." Except as specifically set forth herein, the Stock Purchase Agreement shall remain in full force and effect without modification.


                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the 13th day of November, 1997.


                                              BSD Medical Corporation



                                              By:  /s/   Paul F. Turner
                                                   ------------------------
                                                   Paul Turner
                                                   President and Chairman


                                              Thermatrx, Inc.



                                              By:  /s/   Charles Manker
                                                   ------------------------
                                                   Charles Manker
                                                   President


                                              Thermatrx Investment Holdings LLC

                                              By:  Oracle Strategic
                                                   Partners L.P. as Manager

                                              By:  /s/   Larry Feinberg
                                                   ------------------------
                                                   Larry Feinberg
                                                   Manager